Property and Equipment (Tables)	12 Months Ended
Dec. 31, 2024
Property, Plant and Equipment [Abstract]
Summary of property and equipment
Property and equipment consists of the following as of:

	December 31,
	2024	2023
Furniture	$1,608	$1,608
Leasehold improvements	218	218
Computer equipment	5,455	4,166
Vehicle fleet	545	525
Internally developed software	12,080	12,080

Total, at cost	19,906	18,597
Accumulated depreciation and amortization	(18,063)	(17,280)

Property and equipment, net	$1,843	$1,317